UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2005

Silicon Storage Technology, Inc.
(Exact name of registrant as specified in its charter)

Commission file number 0-26944

California	77-0225590
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

1171 Sonora Court
Sunnyvale, California    94086
(Address of principal executive offices including zip code)

(408) 735-9110
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On January 26, 2005, Silicon Storage Technology, Inc. ("SST") issued a press release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2004. The financial results are attached as Exhibit 99.1 and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c)   Exhibits

Exhibit 99.1    Financial results for the fourth quarter and fiscal year ended December 31, 2004 of SST.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned therunto duly authorized.

Silicon Storage Technology, Inc.

By:	/s/ Jack K. Lai

Jack K. Lai
Vice President Finance & Administration, Chief Financial Officer and Secretary

Dated: January 27, 2005

EXHIBIT INDEX
Exhibit Number	Description
99.1	Financial Results for the fourth quarter and fiscal year ended December 31, 2004 of SST.